Exhibit 32.1
Section 1350 Certification
(Principal Executive Officer and Principal Financial Officer)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Tandy Brands Accessories, Inc. (the “Company”) for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, N. Roderick McGeachy, III and Joseph C. Talley, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 4, 2012	/s/ N. Roderick McGeachy, III
N. Roderick McGeachy, III
Chief Executive Officer
(Principal Executive Officer)

/s/ Joseph C. Talley
Joseph C. Talley
Chief Financial Officer
(Principal Financial Officer)